Employee Benefit Plan, Fully-Benefit Responsive Investment	12 Months Ended
Dec. 31, 2025
EBP-43-1301883-004 [ASSP]
Investments [Line Items]
Investments
NOTE 4. INVESTMENTS

Fully Benefit-Responsive Investment Contracts

The Interest Income Fund consists of fully benefit-responsive investment contracts with various financial institutions and insurance companies that promise to repay principal plus accrued income at contract maturity, subject to the creditworthiness of the issuer. Interest crediting rates are generally established when the contract is purchased and are periodically reset. The Interest Income Fund invests in Synthetic GICs, also referred to as wrapper contracts. The assets supporting the Synthetic GICs are owned by the Plan and generally consist of high quality fixed income securities.

A bank or insurance company issues a wrapper contract that provides preservation of principal, maintains a stable interest rate and provides daily liquidity at contract value for participant directed transactions, in accordance with the provisions of the Plan. Wrapper contracts amortize the realized and unrealized gains and losses on the underlying fixed income investments through adjustments to the future interest crediting rate. The issuer of the wrapper contract provides assurance that the adjustments to the interest crediting rate do not result in a future interest crediting rate that is less than zero, which would result in a loss of principal or accrued interest.

In certain circumstances, the amount withdrawn from the wrapper contract could be payable at fair value rather than at contract value. These events include termination of the Plan, a material adverse change to the provisions of the Plan, if AT&T elects to withdraw from a wrapper contract in order to switch to a different investment provider or, in the event of a spin-off or sale of a division, if the terms of the successor plan do not meet the contract issuers’ underwriting criteria for issuance of a clone wrapper contract. Events that would permit a wrapper contract issuer to terminate a wrapper contract upon short notice include the Plan’s loss of its qualified status, un-cured material breaches of responsibilities or material and adverse changes to the provisions of the Plan. The Company does not believe any of these events are probable of occurring in the foreseeable future.

Interest Bearing Cash

At December 31, 2025 and 2024, the Plan held approximately $2,699 and $2,529, respectively, of unallocated interest bearing cash related to contributions, uncashed checks and fees pending allocation to participant accounts or clearance through the plan funds.

Investment Risk

Investments held by the Plan are exposed to various risks such as interest rate, market and credit risks. Due to the level of risk associated with certain investments, it is at least reasonably possible that changes in the values of investments could occur in the near term and that such changes could materially affect participants’ account balances and the amounts reported in the statements of net assets available for benefits. Plan participants’ accounts that are invested in the Company stock fund option are exposed to market risk in the event of a significant decline in the value of AT&T stock.
Additionally, the Plan invests in securities with contractual cash flows, such as asset-backed securities, collateralized mortgage obligations and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies or defaults, or both, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.